UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
January 18, 2011
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34197 (Commission File Number)	33-0849123 (IRS Employer Identification No.)
7555 Irvine Center Drive
Irvine, California 92618
(Address of principal executive offices, zip code)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.
On January 18, 2011, Local.com Corporation (the “Company”) received notice from Canaccord Genuity Inc., as underwriter, that the underwriter exercised the over-allotment option to purchase 600,000 shares (the “Option Shares”) of common stock, $0.00001 par value per share, of the Company (the “Common Stock”), at a price to the public of $4.25 per share.
The offering of the Option Shares is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-147494) (the “Registration Statement”), including a related prospectus as supplemented by a Preliminary Prospectus Supplement dated January 13, 2011 and Prospectus Supplement dated January 14, 2011, which the Company filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.
A copy of the Company’s press release issued on January 20, 2011 announcing the underwriter’s exercise of the over-allotment option as well as the completion of the Offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
On January 20, 2011, in connection with the completion of the offer and sale to the underwriter of 4,600,000 shares of Common Stock (including the Option Shares) (the “Offering”) and in accordance with the anti-dilution provisions contained in each of the warrants to purchase up to 537,373 shares of common stock at an exercise price of $7.89 per share that were issued in a private placement transaction on August 1, 2007 (the “Series A Warrants”) and the warrants to purchase up to 537,373 shares of common stock at an exercise price of $9.26 per share that were issued in the same private placement transaction on August 1, 2007 (the “Series B Warrants”), the exercise price of the Series A Warrants and the Series B Warrants was reduced to $7.02 per share and $8.09 per share, respectively, and the Company issued an additional 66,207 Series A Warrants at an exercise price of $7.02 per share, which are immediately exercisable (the “New Series A Warrants”), and an additional 77,707 Series B Warrants at an exercise price of $8.09 per share, which are immediately exercisable (the “New Series B Warrants” and together with the New Series A Warrants, the “New Warrants”). The Series A Warrants and the Series B Warrants are exercisable until January 31, 2013 and January 31, 2014, respectively, and the New Series A Warrants and the New Series B Warrants are exercisable until January 31, 2013 and January 31, 2014, respectively.
Item 3.02. Unregistered Sales of Equity Securities.
The description of the New Warrants in Item 1.01 is incorporated herein by reference. The New Warrants were issued in a transaction not constituting a sale of securities or, alternatively, were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.
Item 8.01. Other Events.
The Company issued a press release announcing the underwriter’s exercise of the over-allotment option and the completion of the Offering on January 20, 2011. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release of the Company dated January 20, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: January 20, 2011	By:	/s/ Heath Clarke
Heath Clarke
Chief Executive Officer

Exhibit Index

Exhibit
Number	Description
99.1	Press Release of the Company dated January 20, 2011